                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  JULY 30, 1997


                    DAYTON HUDSON RECEIVABLES CORPORATION
                    -------------------------------------
            (Exact name of registrant as specified in its charter)

                                  Minnesota
                                  ---------
                (State or other jurisdiction of incorporation)



        0-26930                                        41-1812153
        -------                                        ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)




                    Dayton Hudson Receivables Corporation
                            80 South Eighth Street
                            14th Floor, Suite 1401
                         Minneapolis, Minnesota 55402
                                (612)370-6530
             (Address, including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Office)



                              Page 1 of 11 Pages
                     The Exhibit Index Appears on Page 3
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Item 5:  Other Events
---------------------

The Monthly Servicer's Certificate for the Monthly Period ended July 5, 1997 and the Monthly Certificateholders' Statement for the Monthly Period ended July 5, 1997, both with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on July 22, 1997, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on July 25, 1997.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 1997

                                DAYTON HUDSON RECEIVABLES CORPORATION


                                By:       /s/ Stephen C. Kowalke

                                Name:     Stephen C. Kowalke
                                Title:    Vice President and Treasurer
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                                EXHIBIT INDEX


                                                                    Sequentially
Exhibit Number                  Description                        Numbered Page
--------------                  -----------                        -------------

         20.1             Monthly Servicer's                            4
                          Certificate for the Monthly
                          Period ended July 5, 1997.

         20.2             Monthly Certificateholders'                   6
                          Statement for the Monthly
                          Period ended July 5, 1997.